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                                                                      EXHIBIT(B)

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                        Series 1993-2 Monthly Statement
                      Class A Certificate CUSIP #25466KAE9
                      Class B Certificate CUSIP #25466KAF6


Trust Distribution Date: April 15, 1998       Due Period Ending:  March 31, 1998

Pursuant to the Series Supplement dated as of December 1, 1993 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1.   Payments for the benefit of Series Investors this Due Period (per $1000 of Class Initial Investor Interest)

          Series  1993-2                                                  Total                   Interest           Principal
             Class A      30 days at 5.400000000%                       $4.500000000            $4.500000000       $0.000000000

             Class B      30 days at 5.750000000%                       $4.791666667            $4.791666667       $0.000000000

2.   Principal Receivables at the end of the Due Period

      (a) Aggregate Investor Interest                                                                        $16,936,325,676.00
          Seller Interest                                                                                     $2,389,177,999.72

          Total Master Trust                                                                                 $19,325,503,675.72


      (b) Group One Investor Interest                                                                        $14,386,325,676.00

      (c) Group Two Investor Interest                                                                         $2,550,000,000.00

      (d) Series 1993-2 Investor Interest                                                                       $833,334,000.00

      (e) Class A Investor Interest                                                                             $800,000,000.00

          Class B Investor Interest                                                                              $33,334,000.00

3.   Allocation of Receivables Collected During the Due Period

                                                                      Finance Charge            Principal              Yield
                                                                        Collections            Collections          Collections

      (a) Allocation of Collections between Investor and Seller

          Aggregate Investor Allocation                              $277,319,470.48       $2,348,983,679.25              $0.00

          Seller                                                      $45,107,538.56         $382,075,126.99              $0.00

      (b) Group One Allocation                                       $235,565,172.82       $1,995,311,563.84              $0.00

      (c) Group Two Allocation                                        $41,754,297.66         $353,672,115.41              $0.00

      (d) Series 1993-2 Allocations                                   $13,638,662.48         $115,523,787.50              $0.00

      (e) Class A Allocations                                         $13,090,536.57         $110,880,987.53              $0.00

          Class B Allocations                                            $548,125.91           $4,642,799.97              $0.00


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
4.   Information Concerning the Series Principal Funding Accounts ("SPFA")

                                               Deposits into the
                                                   SPFAs This                  SPFA             Deposit Deficit       Investment
                                                   Due Period                 Balance                  Amount            Income

          Series 1993-2                               $0.00                    $0.00                    0.00              $0.00

5.   Information Concerning Amount of Controlled Liquidation Payments

                                                                                                                    Total Payments
                                                                         Amount Paid              Deficit Amount     Through This
                                                                       This Due Period           This Due Period      Due Period

          Series 1993-2                                                        $0.00                   $0.00              $0.00

6.   Information Concerning the Series Interest Funding Accounts ("SIFA")

                                                                                            Deposits Into the
                                                                                                SIFAs This
                                                                                                Due Period            SIFA Balance

          Series 1993-2                                                                        $3,759,725.42              $0.00

7.   Pool Factors
                                                                                                                  This Due Period

          Class A                                                                                                    1.00000000

          Class B                                                                                                    1.00000000

8.   Investor Charged-Off Amount
                                                                                                                       Cumulative
                                                                                                                Investor Charged-Off
                                                                                             This Due Period              Amount

      (a) Group One                                                                           $92,397,088.58              $0.00

      (b) Group Two                                                                           $16,377,529.39              $0.00

      (c) Series 1993-2                                                                        $5,349,571.37              $0.00

      (d) Class A                                                                              $5,134,576.78              $0.00

          Class B                                                                                $214,994.59              $0.00

9.   Investor Losses This Due Period
                                                                                                                   Per $1,000 of
                                                                                                                 Original Invested
                                                                                                       Total          Principal

      (a) Group One                                                                                    $0.00              $0.00

      (b) Group Two                                                                                    $0.00              $0.00

      (c) Series 1993-2                                                                                $0.00              $0.00

      (d) Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00


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
10.  Reimbursement of Investor Losses This Due Period                                                             Per $1,000 of
                                                                                                               Original Invested
                                                                                                      Total        Principal

      (a) Group One                                                                                    $0.00              $0.00

      (b) Group Two                                                                                    $0.00              $0.00

      (c) Series 1993-2                                                                                $0.00              $0.00

      (d) Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00

11.  Aggregate Amount of Unreimbursed Investor Losses                                                                Per $1,000 of
                                                                                                                  Original Invested
                                                                                                       Total           Principal

      (a) Group One                                                                                    $0.00              $0.00

      (b) Group Two                                                                                    $0.00              $0.00

      (c) Series 1993-2                                                                                $0.00              $0.00

      (d) Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00

12.  Investor Monthly Servicing Fee Payable at the end of the Due Period

      (a) Group One                                                                                              $23,977,209.44

      (b) Group Two                                                                                               $4,250,000.00

      (c) Series 1993-2                                                                                           $1,388,890.00

      (d) Class A                                                                                                 $1,333,333.33

          Class B                                                                                                    $55,556.67

13.  Class Available Subordinated Amount at the end of the Due Period
                                                                                                                    As a Percentage
                                                                                                                      of Class A
                                                                                                  Total             Invested Amount

          Series 1993-2 Class B                                                               $50,000,040.00             6.2500%

14.  Total Available Credit Enhancement Amounts

                                                                                              Shared Amount       Class B Amount

          Maximum Amount                                                                      $20,833,350.00      $8,333,340.00

          Available Amount                                                                    $20,833,350.00      $8,333,340.00

          Amount of Drawings on Credit Enhancement
           for this Due Period                                                                         $0.00              $0.00


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
15.  Delinquency Summary

          End of Due Period Master Trust Receivables Outstanding                                             $19,619,869,946.98

                                                                                           Delinquent Amount    Percentage of Ending
          Payment Status                                                                     Ending Balance  Receivables Outstanding

          30-59 days                                                                         $419,913,275.47               2.14%

          60-179 days                                                                        $911,502,585.27               4.65%


                                       U.S. BANK NATIONAL ASSOCIATION
                                       as Trustee


                                       BY: ____________________________
                                                Vice President

                     MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                         Series 1993-2 Monthly Statement

                                   CREDIT CARD
                            PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the "Pooling & Servicing Agreement") and the Series Supplement, dated as of December 1, 1993 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1993-2 Master Trust Certificates for the Distribution Date occurring on April 15, 1998:


1.   Greenwood is Master Servicer under the Pooling and Servicing Agreement.

2.   The undersigned is a Servicing Officer of Greenwood as Master Servicer.

3.   The aggregate amount of Collections processed during the related Due Period
     is equal to                                                                                              $3,053,485,815.26

4.   The aggregate amount of Class A Principal Collections processed during the
     related Due Period is equal to                                                                             $110,880,987.53

5.   The aggregate amount of Class A Finance Charge Collections processed during
     the related Due Period is equal to                                                                          $13,090,536.57

6a.  The aggregate amount of Class A Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                                   $0.00

6b.  The aggregate amount of Class A Additional Funds for this Distribution
     date is equal to                                                                                                     $0.00

7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall
         is equal to                                                                                                      $0.00

     (b)  with respect to the Class A Cumulative Investor Charged-Off
          Amount is equal to                                                                                              $0.00

     (c)  with respect to the Class A Investor Interest is equal to                                                       $0.00

8.   The sum of all amounts payable to the Class A Certificateholders on the
     current Distribution Date is equal to                                                                        $3,600,000.00

9.   The aggregate amount of Class B Principal Collections processed during the
     related Due Period is equal to                                                                               $4,642,799.97

10.  The aggregate amount of Class B Finance Charge Collections processed during
     the related Due Period is equal to                                                                             $548,125.91

11a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                                   $0.00

11b. The aggregate amount of Class B Additional Funds for this Distribution date
     is equal to                                                                                                          $0.00

12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall is equal to                                               $0.00

     (b)  with respect to the Class B Cumulative Investor Charged-Off Amount is equal to                                  $0.00

     (c)  with respect to the Class B Investor Interest is equal to                                                       $0.00

13.  The sum of all amounts payable to the Class B Certificateholders on the
     current Distribution Date is equal to                                                                          $159,725.42

14. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of April, 1998.



                               GREENWOOD TRUST COMPANY
                                 as Master Servicer

                               By:_________________________
                               Vice President, Director of Accounting,
                               and Treasurer